UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 29, 2025 (the “Amendment Date”), Level 3 Financing, Inc. (“Level 3”), an indirect wholly owned subsidiary of Lumen Technologies, Inc. (the “Company”) and a direct wholly owned subsidiary of Level 3 Parent, LLC (“Level 3 Parent”), (i) refinanced all of the outstanding secured term
B-3
loan facilities under its existing Credit Agreement, dated March 22, 2024 (the “Existing Level 3 Credit Agreement”), by and among Level 3, Level 3 Parent, Wilmington Trust, National Association, as administrative agent and collateral agent, and the lenders from time to time party thereto and (ii) entered into an amendment to the Existing Level 3 Credit Agreement (the “Second Amendment”) (the transactions referred to in clauses (i) and (ii), the “Credit Facilities Transactions”). The Second Amendment amended the Existing Level 3 Credit Agreement to, among other things, reduce the pricing on Level 3’s term loan facility (the “Term Loan Facility”), and to make related changes to effect such repricing, as described below.
Immediately following the Credit Facilities Transactions, Level 3 had $2,400 million of outstanding borrowings under the Term Loan Facility. Borrowings under the Term Loan Facility will not amortize.
Borrowings under the Term Loan Facility will be, at Level 3’s option, either (i) the base rate (which is the highest of (x) the overnight federal funds rate, plus 0.50%, (y) the prime rate on such day, and (z) the one-month
Secured Overnight Financing Rate (“SOFR”) published on such date, plus 1.00%), plus an applicable margin, or
(ii) one-,
three- or
six-month
SOFR, plus an applicable margin. The applicable margin for SOFR loans under the Term Loan Facility will be 3.25%. The Term Loan Facility is subject to a SOFR floor of 0.00%. The Term Loan Facility matures on March 27, 2032.
Level 3 may voluntarily prepay loans or reduce commitments under the Term Loan Facility, in whole or in part, subject to minimum amounts, with prior notice, but without premium or penalty (other than a 1.00% premium on any prepayment in connection with a repricing transaction prior to the date that is six months after the Amendment Date). Level 3 is required to prepay the Term Loan Facility with 100% of the net cash proceeds of certain asset sales and 100% of the net cash proceeds of certain debt issuances, in each case, subject to certain exceptions.
The obligations under the Term Loan Facility are guaranteed by substantially all of Level 3’s material, wholly-owned domestic subsidiaries (the “Guarantors”), subject to certain customary exceptions. The Term Loan Facility is secured by a first priority lien on substantially all of Level 3’s and the Guarantors’ current and fixed assets (subject to certain exceptions), subject to certain permitted liens.
The Term Loan Facility contains customary negative covenants, including, but not limited to, restrictions on the ability of Level 3 and its subsidiaries to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, pay dividends or make other restricted payments, optionally prepay or modify terms of certain junior indebtedness, sell or otherwise transfer certain assets, or enter into transactions with affiliates (in each case subject to permitted exceptions).
The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Form
8-K
is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
On September 29, 2025, Lumen issued a press release announcing the successful completion of a refinancing transaction of Level 3, which is in addition to the previously announced offering of additional $425 million aggregate principal amount of its 7.000% First Lien Notes due 2034, the proceeds of which were used to effect the redemption of its 10.750% First Lien Notes due 2030. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained under Item 7.01 in this Current Report on Form
8-K
(this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.*	Description

10.1	Second Amendment Agreement, dated as of September 29, 2025, among Level 3 Parent, LLC, Level 3 Financing, Inc., as borrower, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

99.1	Press Release, dated September 29, 2025

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

*	Pursuant to Item 601(a)(5) of Regulation
S-K,
certain schedules and other attachments have been omitted from this filing and will be furnished to the Securities and Exchange Commission supplementally upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer
Dated: September 29, 2025